INTANGIBLE ASSETS, NET - Future amortization of current intangible assets (Details) - USD ($)	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
INTANGIBLE ASSETS, NET
Amortization expense	$ 7,453,004	$ 10,825,164
Future amortization of intangible assets, net
2017	2,317,258
2018	1,885,345
2019	1,801,910
2020	1,492,503
2021	1,324,119
2022 and thereafter	3,493,493
Total	$ 12,314,628